                                                                  EXHIBIT 99.m34

                     AMENDMENT NO. 5 TO MASTER DISTRIBUTION
                    AND INDIVIDUAL SHAREHOLDER SERVICES PLAN
                                       OF
                      AMERICAN CENTURY CALIFORNIA TAX-FREE
                               AND MUNICIPAL FUNDS
                        AMERICAN CENTURY INVESTMENT TRUST
                        AMERICAN CENTURY MUNICIPAL TRUST
                       AMERICAN CENTURY MUTUAL FUNDS, INC.
                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
               AMERICAN CENTURY STRATEGIC ASSET ALLOCATION S, INC.
                AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

                                     B CLASS

     THIS  AMENDMENT NO. 5 TO MASTER  DISTRIBUTION  AND  INDIVIDUAL  SHAREHOLDER
SERVICES PLAN is made as of the 29th day of September, 2005 by each of the above named  corporations  (the "Issuers").  Capitalized  terms not otherwise  defined herein shall have the meaning  ascribed to them in the Master  Distribution  and
Individual Shareholder Services Plan.

                                    RECITALS

     WHEREAS,  the  Issuers  are parties to a certain  Master  Distribution  and
Individual  Shareholder  Services  Plan  dated  September  3,  2002 and  amended
February 27, 2004,  September  30, 2004,  November 17, 2004 and May 1,  2005(the
"Plan"); and

     WHEREAS,  American Century  Quantitative  Equity Funds, Inc.  ("ACEQF") has
added a new  series,  Long-Short  Equity  Fund,  for which the Fund's  board has established a B class of shares; and

     WHEREAS,  American Century Mutual Funds,  Inc. has established a B class of shares for the Global Growth Fund; and

     WHEREAS,  the  parties  desire to amend the Plan for these  changes  and to adopt the Plan on behalf of ACQEF;

     NOW,  THEREFORE,  in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

                                       1

     1. American Century Quantitative Equity Funds, Inc. hereby adopts the Plan, in accordance with Rule 12b-1 under the 1940 Act and on the terms and conditions contained in the Plan.

     2. Schedule A to the Plan is hereby amended by deleting the text thereof in its entirety and inserting in lieu therefor the Schedule A attached hereto.

     3. After the date  hereof,  all  references  to the Plan shall be deemed to mean the Master  Distribution  and  Individual  Shareholder  Services  Plan,  as
amended by this Amendment No. 5.

     4. In the event of a conflict between the terms of this Amendment No. 5 and the Plan,  it is the  intention of the parties that the terms of this  Amendment
No. 5 shall  control and the Plan shall be  interpreted  on that  basis.  To the extent the provisions of the Plan have not been amended by this Amendment No. 5, the parties hereby confirm and ratify the Plan.

     5. This Amendment No. 5 may be executed in two or more  counterparts,  each of which shall be an original and all of which  together  shall  constitute  one instrument.

     IN WITNESS  WHEREOF,  the undersigned have executed this Amendment No. 5 as of the date first above written.

                           AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                           AMERICAN CENTURY INVESTMENT TRUST
                           AMERICAN CENTURY MUNICIPAL TRUST
                           AMERICAN CENTURY MUTUAL FUNDS, INC.
                           AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
                           AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                           AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                           AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

                           BY:  /s/ Charles A. Etherington
                                ------------------------------------------
                                Charles A. Etherington
                                Vice President of each of the Issuers

                                  2

                                   SCHEDULE A

                         SERIES OFFERING B CLASS SHARES

SERIES                                                 DATE PLAN EFFECTIVE
------                                                 -------------------

American Century California Tax-Free And
Municipal Funds
>> California High-Yield Municipal Fund                September 3, 2002

American Century Investment Trust
>>Prime Money Market Fund                              September 3, 2002
>>Diversified Bond Fund                                September 3, 2002
>>High-Yield Fund                                      September 3, 2002
>>Inflation Protection Bond Fund                       May 1, 2005

American Century Municipal Trust
>>High-Yield Municipal Fund                            September 3, 2002
>>Arizona Municipal Bond Fund                          February 27, 2004
>>Florida Municipal Bond Fund                          February 27, 2004

American Century Mutual Funds, Inc.
>>Select Fund                                          September 3, 2002
>>New Opportunities II Fund                            September 3, 2002
>>Large Company Growth Fund                            September 3, 2002
>>Capital Growth Fund                                  February 27, 2004
>>Fundamental Equity Fund                              November 17, 2004

American Century World Mutual Funds, Inc.
>>International Growth Fund                            September 3, 2002

American Century Capital Portfolios, Inc.
>>Large Company Value Fund                             September 3, 2002
>>Value Fund                                           September 3, 2002

American Century Strategic Asset Allocations, Inc.
>>Strategic Allocation: Aggressive Fund                September 30, 2004
>>Strategic Allocation: Moderate Fund                  September 30, 2004
>>Strategic Allocation: Conservative Fund              September 30, 2004

American Century Quantitative Equity Funds, Inc.
>>Long-Short Equity Fund                               September 29, 2005

By:     /s/ Charles A. Etherington
        -----------------------------------------------
Name:   Charles A. Etherington
Title:  Vice President
Date:   September 29, 2005

                                      A-1